UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2020

FedEx Corporation

(Exact name of registrant as specified in its charter)

Commission File Number 1-15829

Delaware	62-1721435
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

942 South Shady Grove Road, Memphis, Tennessee	38120
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (901) 818-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.10 per share	FDX	New York Stock Exchange
0.700% Notes due 2022	FDX 22B	New York Stock Exchange
1.000% Notes due 2023	FDX 23A	New York Stock Exchange
0.450% Notes due 2025	FDX 25A	New York Stock Exchange
1.625% Notes due 2027	FDX 27	New York Stock Exchange
1.300% Notes due 2031	FDX 31	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

SECTION 1.    REGISTRANT’S BUSINESS AND OPERATIONS.

Item 1.01 Entry into a Material Definitive Agreement.

On May 27, 2020 (the “Amendment Effective Date”), FedEx Corporation (“FedEx”), as borrower, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders under each of the $2.0 billion five-year credit agreement and the $1.5 billion 364-day credit agreement, each dated as of March 17, 2020, among FedEx, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders and other parties thereto (the “Credit Agreements”), entered into amendments to the Credit Agreements (the “Amendments”). The Amendments further enhance FedEx’s liquidity and financial flexibility during the ongoing COVID-19 pandemic.

The Amendments (i) modify the definition of “Consolidated EBITDA” used in the leverage ratio required to be maintained by FedEx at the end of each fiscal quarter pursuant to the Credit Agreements to exclude non-cash pension service costs and (ii) increase the leverage ratio as follows: 3.75:1.0 at May 31, 2020; 4.75:1.0 at August 31, 2020; 4.9:1.0 at November 30, 2020; 4.75:1.0 at February 28, 2021; and 3.75:1.0 at May 31, 2021, with the leverage ratio reverting to 3.5:1.0 at August 31, 2021 and thereafter.

Additionally, during the period beginning on the Amendment Effective Date and ending on May 31, 2021, the Amendments (i) restrict FedEx from repurchasing any shares of its common stock or increasing the amount of its quarterly dividend payable per share of common stock from $0.65 per share and (ii) increase the commitment fees on the average daily undrawn amount under the Credit Agreements.

Certain of the lenders under the Credit Agreements, as well as certain of their affiliates, engage in transactions with, and perform services for, FedEx and its affiliates in the ordinary course of business and have engaged, and may in the future engage, in other commercial banking transactions and investment banking, financial advisory and other financial services transactions with FedEx and its affiliates.

The Amendments will be filed as exhibits to FedEx’s annual report on Form 10-K for the fiscal year ending May 31, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FedEx Corporation

Date: May 29, 2020	By:	/s/ Michael C. Lenz
Name: Michael C. Lenz
Title: Corporate Vice President and Treasurer